UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21583

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Secretary

Clough Global Dividend and Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: July 31, 2018

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

Clough Global Dividend and Income Fund

STATEMENT OF INVESTMENTS

July 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS 71.22%
Consumer Discretionary 6.86%
DR Horton, Inc.(a)(b)	47,226	$2,063,776
The Home Depot, Inc.(a)(b)	2,800	553,056
Lennar Corp. - Class A(a)(b)	39,700	2,075,119
Panasonic Corp.	93,700	1,205,032
PulteGroup, Inc.(a)(b)	13,100	373,219
Service Corp. International(a)	6,700	263,645
		6,533,847

Energy 1.77%
Fairway Energy LP(c)(d)(e)(f)(g)	130,700	294,467
Kinder Morgan, Inc.(a)(b)	78,500	1,395,730
		1,690,197

Financials 36.49%
Ares Capital Corp.(a)	218,800	3,686,780
Bank of America Corp.(a)(b)	86,491	2,670,842
Blackstone Mortgage Trust, Inc. - Class A(a)	89,700	2,972,658
Citigroup, Inc.(a)(b)	55,030	3,956,107
Community Healthcare Trust, Inc.(a)	94,900	2,847,000
Golub Capital BDC, Inc.(a)	89,700	1,690,845
Granite Point Mortgage Trust, Inc.(a)	43,700	830,300
JPMorgan Chase & Co.(a)(b)	24,800	2,850,760
Ladder Capital Corp.(a)	49,218	786,996
Morgan Stanley(a)(b)	19,700	996,032
Ping An Insurance Group Co. of China, Ltd. - Class H	89,000	825,476
Postal Savings Bank Of China Co., Ltd. - Class H	1,676,000	1,123,162
Solar Capital, Ltd.(a)	93,900	1,998,192
Starwood Property Trust, Inc.(a)	192,800	4,403,552
TPG Specialty Lending, Inc.(a)	68,300	1,332,533
Welltower, Inc.(a)(b)	28,300	1,771,580
		34,742,815

Health Care 6.59%
Amgen, Inc.(a)(b)	8,300	1,631,365
Bristol-Myers Squibb Co.(a)(b)	26,387	1,550,236
Pfizer, Inc.(a)(b)	77,400	3,090,582
		6,272,183

Industrials 3.38%
Airbus SE	13,129	1,627,355
Ashtead Group PLC	51,689	1,588,239
		3,215,594

Information Technology 15.29%
Apple, Inc.(a)(b)	8,600	1,636,494
Intel Corp.(a)	8,000	384,800
Keyence Corp.	1,400	737,593

	Shares	Value
Information Technology (continued)
Largan Precision Co., Ltd.	10,241	$1,722,779
Microsoft Corp.(a)(b)	52,100	5,526,768
Monolithic Power Systems, Inc.(a)	7,600	1,008,368
Nintendo Co., Ltd.	1,206	396,481
NVIDIA Corp.(a)(b)	3,240	793,346
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR	39,500	1,627,795
Tencent Holdings, Ltd.	16,100	728,588
		14,563,012

Telecommunication Services 0.84%
China Mobile, Ltd.	89,000	802,798

TOTAL COMMON STOCKS
(Cost $62,091,793)		67,820,446

CLOSED-END FUNDS 1.34%
KKR Income Opportunities Fund(a)	26,600	448,210
Liberty All-Star Equity Fund(a)	63,200	412,696
Wells Fargo Multi-Sector Income Fund(a)	32,500	411,450
		1,272,356

TOTAL CLOSED-END FUNDS
(Cost $1,292,953)		1,272,356

PREFERRED STOCKS 6.60%
Annaly Capital Management, Inc.
Series G, 6.500%(a)(b)	37,476	910,292
Ares Management LP
Series A, 7.000%(a)	35,000	938,000
First Republic Bank
Series D, 5.500%(a)(b)	35,000	880,600
Global Medical REIT, Inc.
Series A, 7.500%(a)	10,900	273,045
MTGE Investment Corp.
Series A, 8.125%(a)	10,640	273,448
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(a)(b)(h)	22,000	554,840
Series B, 3M US L + 5.99%(a)(b)(h)	10,000	252,300
Summit Hotel Properties, Inc.
Series E, 6.250%(a)(b)	40,000	942,400
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(a)(b)(h)	28,500	770,355
Series C, 3M US L + 5.011%(a)(h)	20,000	491,200
		6,286,480

TOTAL PREFERRED STOCKS
(Cost $6,136,714)		6,286,480

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 45.10%
Bank of America Corp.
10/21/2022, 2.503%(a)(b)	$1,000,000	$956,887
Series FF, Perpetual Maturity, 3M US L + 2.931%(a)(h)(i)	1,000,000	993,250
Series V, Perpetual Maturity, 3M US L + 3.387%(h)(i)	1,000,000	1,016,250
Bayer US Finance II LLC
07/15/2022, 2.200%(d)	1,000,000	940,665
BMW US Capital LLC
09/15/2021, 1.850%(a)(b)(d)	1,000,000	955,714
Series REGS, 09/15/2021, 1.850%	500,000	477,917
BP Capital Markets PLC
05/10/2019, 2.237%(a)(b)	1,000,000	997,152
09/19/2022, 2.520%(a)	700,000	676,922
Branch Banking & Trust Co.
06/01/2020, 2.250%(a)	500,000	491,364
Citigroup, Inc.
Series N, Perpetual Maturity, 3M US L + 4.0932%(a)(h)(i)	1,500,000	1,539,375
Citizens Financial Group, Inc.
09/28/2022, 4.150%(a)(b)(d)	1,325,000	1,330,122
Discovery Communications LLC
06/15/2022, 3.500%(a)(d)	1,000,000	987,716
DR Horton, Inc.
12/01/2020, 2.550%(a)(b)	1,000,000	979,154
Goldman Sachs Group, Inc.
Series P, Perpetual Maturity, 3M US L + 2.874%(a)(b)(h)(i)	1,000,000	936,250
Hercules Capital, Inc.
10/23/2022, 4.625%(a)(b)	1,000,000	996,432
Huntington Ingalls Industries, Inc.
11/15/2025, 5.000%(a)(d)	750,000	783,975
Jackson National Life Global Funding
04/29/2021, 2.250%(a)(b)(d)	1,000,000	969,200
06/27/2022, 2.500%(a)(d)	1,000,000	963,391
JPMorgan Chase & Co.
Series I, Perpetual Maturity, 3M US L + 3.47%(a)(h)(i)	1,500,000	1,508,475
Series Z, Perpetual Maturity, 3M US L + 3.80%(a)(h)(i)	1,000,000	1,020,000
Lennar Corp.
01/15/2022, 4.125%(a)(b)	2,000,000	1,990,000
Lockheed Martin Corp.
11/23/2020, 2.500%(a)	1,000,000	987,434
Main Street Capital Corp.
12/01/2019, 4.500%(a)(b)	1,000,000	1,000,652
12/01/2022, 4.500%(a)	500,000	492,875
Manufacturers & Traders Trust Co.
05/18/2022, 2.500%(a)(b)	1,000,000	966,249
Masco Corp.
04/01/2021, 3.500%(a)(b)	1,000,000	997,095
Morgan Stanley
Series H, Perpetual Maturity, 3M US L + 3.61%(a)(h)(i)	1,500,000	1,524,375
New York Life Global Funding
06/10/2022, 3M US L + 0.52%(a)(d)(h)	1,000,000	1,006,115

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS (continued)
Penske Truck Leasing Co. LP / PTL Finance Corp.
03/14/2023, 2.700%(a)(d)	$1,000,000	$946,711
People's United Bank National Association
07/15/2024, 4.000%(a)	1,000,000	990,117
Philip Morris International, Inc.
08/22/2022, 2.500%(a)	750,000	722,847
PNC Bank National Association
11/05/2020, 2.450%(a)(b)	650,000	638,571
PNC Financial Services Group, Inc.
08/11/2020, 4.375%(a)	1,000,000	1,021,713
Solar Capital, Ltd.
01/20/2023, 4.500%(a)	500,000	479,140
Southwest Airlines Co.
11/16/2022, 2.750%(a)	1,000,000	970,230
Tencent Holdings, Ltd.
Series REGS, 05/02/2019, 3.375%(a)	1,000,000	1,002,773
01/19/2023, 2.985%(a)(d)	1,000,000	971,492
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(a)	750,000	737,558
Visa, Inc.
12/14/2022, 2.800%(a)	750,000	736,825
Wells Fargo & Co.
Series MTN, 07/22/2022, 2.625%(a)(b)	1,000,000	965,860
Series K, Perpetual Maturity, 3M US L + 3.77%(a)(b)(h)(i)	1,307,000	1,319,351
Welltower, Inc.
04/01/2019, 4.125%(a)(b)	1,000,000	1,005,224
Xcel Energy, Inc.
03/15/2021, 2.400%(a)(b)	2,000,000	1,951,690

TOTAL CORPORATE BONDS
(Cost $43,662,638)		42,945,108

ASSET/MORTGAGE BACKED SECURITIES 4.10%
Federal Home Loan Mortgage Corp. - REMICS
Series 2017-4707, Class AD, 07/15/2047, 2.500%(a)	921,909	899,283
Federal National Mortgage Association - REMICS
Series 2017-16, Class NA, 03/25/2047, 3.000%	729,648	692,454
SBA Small Business Investment Companies
Series 2013-10B, Class 1, 09/10/2023, 3.644%	981,004	990,990
Series 2016-10A, Class 1, 03/10/2026, 2.507%	483,346	468,452
Series 2018-10A, Class 1, 03/10/2028, 3.187%	750,000	743,419

Description and	Principal
Maturity Date	Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%	$99,997	$107,391

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $3,981,326)		3,901,989

GOVERNMENT & AGENCY OBLIGATIONS 10.86%
U.S. Treasury Bonds
08/15/2026, 6.750%(a)	750,000	955,459
11/15/2026, 6.500%(a)	1,600,000	2,019,687
08/15/2029, 6.125%(a)	1,250,000	1,619,214
05/15/2030, 6.250%(a)	1,000,000	1,324,062
02/15/2038, 4.375%(a)	1,000,000	1,200,020
U.S. Treasury Notes
04/30/2019, 1.625%(a)	1,250,000	1,243,188
06/30/2019, 1.625%(a)	1,000,000	992,754
12/31/2019, 1.625%(a)	1,000,000	986,895

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $10,770,557)		10,341,279

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 7.32%
Money Market Funds 7.32%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.786% 7-day yield)	6,971,211	6,971,211

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,971,211)		6,971,211

Total Investments - 146.54%
(Cost $134,907,192)		139,538,869

Liabilities in Excess of Other Assets - (46.54%)(j)		(44,315,454)

NET ASSETS - 100.00%		$95,223,415

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (9.04%)
Financials (2.94%)
Deutsche Bank AG	(80,000)	(1,044,800)
Mediobanca Banca di Credito Finanziario SpA	(58,839)	(611,250)
Societe Generale S.A.	(12,562)	(559,812)
UniCredit SpA	(32,987)	(584,927)
		(2,800,789)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
Health Care (0.44%)
McKesson Corp.	(3,300)	$(414,480)

Industrials (1.57%)
Stericycle, Inc.	(12,600)	(880,236)
Triumph Group, Inc.	(29,200)	(608,820)
		(1,489,056)

Information Technology (2.41%)
International Business Machines Corp.	(12,200)	(1,768,146)
Manhattan Associates, Inc.	(11,000)	(529,320)
		(2,297,466)

Materials (1.68%)
Albemarle Corp.	(17,000)	(1,601,400)

TOTAL COMMON STOCKS
(Proceeds $8,636,412)		(8,603,191)

EXCHANGE TRADED FUNDS (0.49%)
United States Natural Gas Fund LP	(20,550)	(468,745)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $618,847)		(468,745)

TOTAL SECURITIES SOLD SHORT
(Proceeds $9,255,259)		$(9,071,936)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of July 31, 2018 was 2.35%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of July 31, 2018, the aggregate value of those securities was $109,369,736, representing 114.86% of net assets. (See Note 1 and Note 2).
(b)	Loaned security; a portion or all of the security is on loan as of July 31, 2018.
(c)	Non-income producing security.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2018, these securities had an aggregate value of $10,149,568 or 10.66% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2018, these securities had a total value of $294,467 or 0.31% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board. (See Note 1).

(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of July 31, 2018, these securities had an aggregate value of $294,467 or 0.31% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Credit Suisse	Housing Development Finance Corp.	$272,383	170 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$407,165	$134,782
Morgan Stanley	Housing Development Finance Corp.	2,020,030	225 bps + 1D FEDEF	1 D FEDEF	07/12/2019	2,727,210	707,180
Credit Suisse	Indiabulls Housing Finance	1,300,748	187 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,603,218	302,470
Credit Suisse	Larsen & Toubro, Ltd.	1,388,142	217 bps + 1M LIBOR	1 M LIBOR	12/31/2020	2,217,315	829,173
Morgan Stanley	Larsen & Toubro, Ltd.	568,927	225 bps + 1D FEDEF	1 D FEDEF	07/12/2019	694,687	125,760
Morgan Stanley	Mahindra & Mahindra, Ltd.	1,932,799	225 bps + 1D FEDEF	1 D FEDEF	07/12/2019	2,174,023	241,224
Morgan Stanley	Sociedad Quimica	(1,187,633)	1 D FEDEF - 266 bps	1 D FEDEF	02/03/2020	(1,172,961)	14,672
		$6,295,396				$8,650,657	$2,355,261

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Santander SA	$(571,621)	1D FEDEF - 50 bps	1 D FEDEF	05/18/2020	$(578,158)	$(6,537)
Morgan Stanley	Midea Group Co., Ltd.	1,308,707	250 bps + 1D FEDEF	1 D FEDEF	05/26/2020	1,260,254	(48,453)
		$737,086				$682,096	$(54,990)
		$7,032,482				$9,332,753	$2,300,271

Clough Global Equity Fund

STATEMENT OF INVESTMENTS

July 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS 110.26%
Consumer Discretionary 16.75%
Amazon.com, Inc.(a)(b)(c)	3,500	$6,221,040
Carvana Co.(a)(b)	132,900	5,714,700
DR Horton, Inc.(b)(c)	84,821	3,706,678
The Home Depot, Inc.(b)	4,600	908,592
JD.com, Inc. - ADR(a)(b)	69,200	2,481,512
Lennar Corp. - Class A(b)(c)	68,700	3,590,949
Panasonic Corp.	152,900	1,966,375
PulteGroup, Inc.(b)(c)	27,600	786,324
TRI Pointe Group, Inc.(a)(b)(c)	52,600	745,342
Wayfair, Inc. - Class A(a)(b)(c)	6,350	691,007
zooplus AG(a)	6,862	1,189,169
		28,001,688

Consumer Staples 0.48%
Orion Corp.	6,691	798,506

Energy 1.59%
Fairway Energy LP(a)(d)(e)(f)(g)	217,600	490,253
Kinder Morgan, Inc.(b)(c)	122,300	2,174,494
		2,664,747

Financials 38.82%
Arbor Realty Trust, Inc.(b)	86,300	981,231
Ares Capital Corp.(b)	405,800	6,837,730
Bank of America Corp.(b)(c)	142,105	4,388,202
Blackstone Mortgage Trust, Inc. - Class A(b)	220,900	7,320,626
Citigroup, Inc.(b)(c)	91,019	6,543,356
Community Healthcare Trust, Inc.(b)	45,800	1,374,000
Credit Acceptance Corp.(a)(b)(c)	6,260	2,401,336
Golub Capital BDC, Inc.(b)	185,809	3,502,500
Granite Point Mortgage Trust, Inc.(b)(c)	156,800	2,979,200
JPMorgan Chase & Co.(b)(c)	40,900	4,701,455
Ladder Capital Corp.(b)	117,779	1,883,286
Morgan Stanley(b)(c)	32,300	1,633,088
Ping An Insurance Group Co. of China, Ltd. - Class H	145,200	1,346,731
Postal Savings Bank Of China Co., Ltd. - Class H	1,677,000	1,123,833
Redfin Corp.(a)	55,200	1,352,400
Solar Capital, Ltd.(b)	119,000	2,532,320
Starwood Property Trust, Inc.(b)	350,500	8,005,420
TCG BDC, Inc.(b)(c)	62,500	1,110,625
TPG Specialty Lending, Inc.(b)	92,500	1,804,675
Welltower, Inc.(b)	49,200	3,079,920
		64,901,934

Health Care 17.67%
Align Technology, Inc.(a)(b)(c)	3,100	1,105,615
Amgen, Inc.(b)(c)	8,570	1,684,433

	Shares	Value
Health Care (continued)
Apellis Pharmaceuticals, Inc.(a)(b)(c)	97,397	$1,792,105
Avanos Medical, Inc.(a)(b)	11,100	612,720
BioMarin Pharmaceutical, Inc.(a)(b)(c)	7,400	744,144
Bluebird Bio, Inc.(a)(b)(c)	7,700	1,192,730
Boston Scientific Corp.(a)(b)(c)	54,000	1,814,940
Bristol-Myers Squibb Co.(b)(c)	29,116	1,710,565
Centrexion Therapeutics(a)(d)(e)(f)(g)	416,666	749,999
Correvio Pharma Corp.(a)	355,500	1,688,625
CRISPR Therapeutics AG(a)(b)(c)	60,767	2,901,017
Express Scripts Holding Co.(a)(b)(c)	10,700	850,222
Galapagos NV - Sponsored ADR(a)(b)(c)	9,800	1,073,296
Gossamer Biosciences(a)(d)(e)(f)(g)	264,246	850,000
GW Pharmaceuticals PLC - ADR(a)(b)	4,590	619,971
Idorsia, Ltd.(a)(d)	27,100	673,839
Illumina, Inc.(a)(b)(c)	5,310	1,722,352
Intra-Cellular Therapies, Inc.(a)(b)	82,100	1,647,747
Pfizer, Inc.(b)(c)	46,900	1,872,717
Sienna Biopharmaceuticals, Inc.(a)(b)	27,631	418,333
Teladoc, Inc.(a)(b)(c)	27,900	1,669,815
Veracyte, Inc.(a)	91,600	992,028
Vertex Pharmaceuticals, Inc.(a)(b)(c)	6,610	1,157,081
		29,544,294

Industrials 4.35%
Airbus SE	22,968	2,846,910
Ashtead Group PLC	90,414	2,778,135
TransDigm Group, Inc.(b)	4,410	1,656,132
		7,281,177

Information Technology 25.98%
Apple, Inc.(b)(c)	14,300	2,721,147
Facebook, Inc. - Class A(a)(b)(c)	15,075	2,601,643
GTT Communications, Inc.(a)(b)(c)	44,700	1,986,915
HUYA, Inc. - ADR(a)	21,200	682,640
Intel Corp.(b)(c)	14,100	678,210
Keyence Corp.	2,300	1,211,761
Largan Precision Co., Ltd.	13,497	2,270,515
Luxoft Holding, Inc.(a)	18,900	718,200
Microsoft Corp.(b)(c)	55,900	5,929,872
Mimecast, Ltd.(a)(b)	41,200	1,479,492
Monolithic Power Systems, Inc.(b)	12,300	1,631,964
Nintendo Co., Ltd.	3,819	1,255,524
NVIDIA Corp.(b)(c)	5,670	1,388,356
Proofpoint, Inc.(a)(b)(c)	11,300	1,288,765
Qorvo, Inc.(a)(b)(c)	20,100	1,643,376
Red Hat, Inc.(a)	4,700	663,781
salesforce.com, Inc.(a)(b)	6,000	822,900
ServiceNow, Inc.(a)(b)(c)	7,800	1,372,488

	Shares	Value
Information Technology (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR	51,300	$2,114,073
Tencent Holdings, Ltd.	19,700	891,502
TrueCar, Inc.(a)(b)	260,700	2,898,984
ViaSat, Inc.(a)(b)(c)	35,442	2,492,990
WNS Holdings, Ltd. - ADR(a)(b)	20,600	1,002,396
Yelp, Inc.(a)(b)	71,300	2,629,544
Zendesk, Inc.(a)(b)	19,600	1,067,612
		43,444,650

Telecommunication Services 4.62%
GCI Liberty, Inc. - Class A(a)(b)(c)	160,421	7,717,854

TOTAL COMMON STOCKS
(Cost $165,875,305)		184,354,850

CLOSED-END FUNDS 1.23%
KKR Income Opportunities Fund(b)	43,100	726,235
Liberty All-Star Equity Fund(b)	102,400	668,672
Wells Fargo Multi-Sector Income Fund(b)	52,700	667,182
		2,062,089

TOTAL CLOSED-END FUNDS
(Cost $2,095,473)		2,062,089

PREFERRED STOCKS 4.60%
Annaly Capital Management, Inc.
Series G, 6.500%(b)	60,000	1,457,400
Ares Management LP
Series A, 7.000%(b)	71,000	1,902,800
Global Medical REIT, Inc.
Series A, 7.500%(b)	17,700	443,385
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(b)(c)(h)	28,000	706,160
Series B, 3M US L + 5.99%(b)(h)	10,000	252,300
Summit Hotel Properties, Inc.
Series E, 6.250%(b)(c)	40,000	942,400
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(c)(h)	51,000	1,378,530
Series C, 3M US L + 5.011%(b)(h)	25,000	614,000
		7,696,975

TOTAL PREFERRED STOCKS
(Cost $7,402,820)		7,696,975

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 1.51%
Morgan Stanley
Series H, Perpetual Maturity, 3M US L + 3.61%(h)(i)	$500,000	$508,125
Wells Fargo & Co.
Series K, Perpetual Maturity, 3M US L + 3.77%(b)(h)(i)	2,000,000	2,018,900

TOTAL CORPORATE BONDS
(Cost $2,485,263)		2,527,025

GOVERNMENT & AGENCY OBLIGATIONS 7.35%
U.S. Treasury Bonds
08/15/2026, 6.750%(b)	2,000,000	2,547,891
11/15/2026, 6.500%(b)	1,600,000	2,019,687
08/15/2029, 6.125%(b)	2,500,000	3,238,428
U.S. Treasury Notes
02/28/2019, 1.375%(b)	2,250,000	2,238,354
04/30/2019, 1.625%(b)	2,250,000	2,237,739

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $12,750,115)		12,282,099

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 15.10%
Money Market Funds 12.87%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.786% 7-day yield)	21,512,764	21,512,764

U.S. Treasury Bills 2.23%
U.S. Treasury Bills
08/16/2018, 0.142%(b)(j)	$1,500,000	1,498,839
12/06/2018, 0.922%(b)(j)	2,250,000	2,233,927
		3,732,766
TOTAL SHORT-TERM INVESTMENTS
(Cost $25,247,046)		25,245,530

Total Investments - 140.05%
(Cost $215,856,022)		234,168,568

Liabilities in Excess of Other Assets - (40.05%)(k)		(66,961,360)

NET ASSETS - 100.00%		$167,207,208

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (13.70%)
Consumer Staples (1.22%)
Walgreens Boots Alliance, Inc.	(30,200)	(2,042,124)

Financials (2.89%)
Deutsche Bank AG	(139,900)	(1,827,094)

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Financials (continued)
Mediobanca Banca di Credito Finanziario SpA	(100,279)	$(1,041,749)
Societe Generale S.A.	(21,823)	(972,519)
UniCredit SpA	(56,221)	(996,913)
		(4,838,275)

Health Care (0.82%)
Editas Medicine, Inc.	(21,800)	(648,332)
McKesson Corp.	(5,700)	(715,920)
		(1,364,252)

Industrials (1.54%)
Stericycle, Inc.	(22,100)	(1,543,906)
Triumph Group, Inc.	(49,100)	(1,023,735)
		(2,567,641)

Information Technology (4.26%)
Auto Trader Group PLC	(277,121)	(1,546,967)
Extreme Networks, Inc.	(75,900)	(645,150)
F5 Networks, Inc.	(5,890)	(1,009,429)
International Business Machines Corp.	(21,100)	(3,058,023)
Manhattan Associates, Inc.	(17,900)	(861,348)
		(7,120,917)

Materials (2.54%)
Albemarle Corp.	(29,600)	(2,788,320)
FMC Corp.	(16,200)	(1,456,056)
		(4,244,376)

Telecommunication Services (0.43%)
Boingo Wireless, Inc.	(31,500)	(727,965)

TOTAL COMMON STOCKS
(Proceeds $22,314,848)		(22,905,550)

EXCHANGE TRADED FUNDS (0.45%)
United States Natural Gas Fund LP	(32,825)	(748,738)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $988,498)		(748,738)

TOTAL SECURITIES SOLD SHORT
(Proceeds $23,303,346)		$(23,654,288)

Investment	Abbreviations:
1D	FEDEF - Federal Funds Effective Rate (Daily)
LIBOR	- London Interbank Offered Rate

Libor	Rates:
3M	US L - 3 Month LIBOR as of July 31, 2018 was 2.35%

(a)	Non-income producing security.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of July 31, 2018, the aggregate value of those securities was $179,345,354, representing 107.26% of net assets. (See Note 1 and Note 2).
(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2018.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2018, these securities had an aggregate value of $2,764,091 or 1.65% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2018, these securities had a total value of $2,090,252 or 1.25% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board. (See Note 1).
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of July 31, 2018, these securities had an aggregate value of $2,090,252 or 1.25% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Credit Suisse	Housing Development Finance Corp.	$765,588	170 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$1,144,418	$378,830
Morgan Stanley	Housing Development Finance Corp.	3,254,547	225 bps + 1D FEDEF	1 D FEDEF	07/12/2019	4,393,912	1,139,365
Credit Suisse	Indiabulls Housing Finance	2,133,481	187 bps + 1M LIBOR	1 M LIBOR	12/31/2020	2,648,990	515,509
Credit Suisse	Larsen & Toubro, Ltd.	2,141,517	217 bps + 1M LIBOR	1 M LIBOR	12/31/2020	3,453,230	1,311,713
Morgan Stanley	Larsen & Toubro, Ltd.	906,980	225 bps + 1D FEDEF	1 D FEDEF	07/12/2019	1,107,481	200,501
Credit Suisse	Mahindra & Mahindra, Ltd.	1,374,538	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,735,812	361,274
Morgan Stanley	Mahindra & Mahindra, Ltd.	2,734,133	225 bps + 1D FEDEF	1 D FEDEF	07/12/2019	3,076,072	341,939
Morgan Stanley	Sociedad Quimica	(2,077,136)	1 D FEDEF - 266 bps	1 D FEDEF	02/03/2020	(2,051,475)	25,661
		$11,233,648				$15,508,440	$4,274,792

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Morgan Stanley	Banco Santander SA	$(989,123)	1D FEDEF - 50 bps	1 D FEDEF	05/18/2020	$(1,000,436)	$(11,313)
Morgan Stanley	Midea Group Co., Ltd.	2,147,592	250 bps + 1D FEDEF	1 D FEDEF	05/26/2020	2,063,693	(83,899)
Morgan Stanley	United Microelectronics Corp.	(813,015)	1D FEDEF - 50 bps	1 D FEDEF	07/25/2019	(906,335)	(93,320)
		$345,454				$156,922	$(188,532)
		$11,579,102				$15,665,362	$4,086,260

Clough Global Opportunities Fund

STATEMENT OF INVESTMENTS

July 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS 90.63%
Consumer Discretionary 12.27%
Amazon.com, Inc.(a)(b)(c)	8,094	$14,386,599
DR Horton, Inc.(b)(c)	194,501	8,499,694
The Home Depot, Inc.(b)(c)	11,100	2,192,472
JD.com, Inc. - ADR(a)(b)	160,800	5,766,288
Lennar Corp. - Class A(b)(c)	160,800	8,405,016
Panasonic Corp.	380,800	4,897,289
PulteGroup, Inc.(b)(c)	54,800	1,561,252
Wayfair, Inc. - Class A(a)(b)(c)	15,530	1,689,975
		47,398,585

Consumer Staples 0.50%
Orion Corp.	16,161	1,928,658

Energy 1.68%
Fairway Energy LP(a)(d)(e)(f)(g)	536,000	1,207,608
Kinder Morgan, Inc.(b)(c)	297,800	5,294,884
		6,502,492

Financials 32.75%
Ares Capital Corp.(b)	773,900	13,040,215
Bank of America Corp.(b)(c)	342,910	10,589,061
Blackstone Mortgage Trust, Inc. - Class A(b)	364,700	12,086,158
Citigroup, Inc.(b)(c)	218,627	15,717,095
Credit Acceptance Corp.(a)(b)(c)	15,080	5,784,688
Golub Capital BDC, Inc.(b)	313,957	5,918,089
JPMorgan Chase & Co.(b)(c)	101,500	11,667,425
Ladder Capital Corp.(b)	205,942	3,293,013
Morgan Stanley(b)(c)	78,100	3,948,736
Ping An Insurance Group Co. of China, Ltd. - Class H	349,200	3,238,833
Postal Savings Bank Of China Co., Ltd. - Class H	4,036,000	2,704,704
Redfin Corp.(a)	127,500	3,123,750
Solar Capital, Ltd.(b)	270,331	5,752,644
Starwood Property Trust, Inc.(b)	786,286	17,958,772
TPG Specialty Lending, Inc.(b)	232,783	4,541,596
Welltower, Inc.(b)(c)	114,900	7,192,740
		126,557,519

Health Care 13.31%
Align Technology, Inc.(a)(b)(c)	7,330	2,614,245
Amgen, Inc.(b)(c)	20,020	3,934,931
Apellis Pharmaceuticals, Inc.(a)(b)(c)	238,201	4,382,898
Avanos Medical, Inc.(a)(b)(c)	26,900	1,484,880
BioMarin Pharmaceutical, Inc.(a)(b)(c)	9,200	925,152
Boston Scientific Corp.(a)(b)(c)	41,300	1,388,093
Bristol-Myers Squibb Co.(b)(c)	42,900	2,520,375
Centrexion Therapeutics(a)(d)(e)(f)(g)	1,361,111	2,450,000

	Shares	Value
Health Care (continued)
Correvio Pharma Corp.(a)	885,881	$4,207,935
CRISPR Therapeutics AG(a)(b)(c)	142,010	6,779,557
Express Scripts Holding Co.(a)(b)(c)	26,600	2,113,636
Gossamer Biosciences(a)(d)(e)(f)(g)	512,948	1,650,000
GW Pharmaceuticals PLC - ADR(a)(b)(c)	11,360	1,534,395
Illumina, Inc.(a)(b)(c)	12,390	4,018,820
Intra-Cellular Therapies, Inc.(a)(b)	206,174	4,137,912
Pfizer, Inc.(b)(c)	86,400	3,449,952
Sienna Biopharmaceuticals, Inc.(a)(b)	65,306	988,733
Vertex Pharmaceuticals, Inc.(a)(b)(c)	16,150	2,827,058
		51,408,572

Industrials 4.40%
Airbus SE	53,141	6,586,889
Ashtead Group PLC	209,126	6,425,778
TransDigm Group, Inc.(b)	10,620	3,988,235
		17,000,902

Information Technology 21.10%
Apple, Inc.(b)(c)	34,300	6,526,947
Facebook, Inc. - Class A(a)(b)(c)	35,015	6,042,889
Intel Corp.(b)(c)	32,200	1,548,820
Keyence Corp.	5,500	2,897,688
Largan Precision Co., Ltd.	31,280	5,262,037
Microsoft Corp.(b)(c)	111,450	11,822,616
Mimecast, Ltd.(a)(b)(c)	95,900	3,443,769
Monolithic Power Systems, Inc.(b)	29,900	3,967,132
Nintendo Co., Ltd.	9,975	3,279,354
NVIDIA Corp.(b)(c)	13,105	3,208,890
Proofpoint, Inc.(a)(b)(c)	26,200	2,988,110
Qorvo, Inc.(a)(b)(c)	49,600	4,055,296
Red Hat, Inc.(a)(b)	10,900	1,539,407
salesforce.com, Inc.(a)(b)(c)	19,700	2,701,855
ServiceNow, Inc.(a)(b)(c)	18,830	3,313,327
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR	118,900	4,899,869
Tencent Holdings, Ltd.	46,900	2,122,407
ViaSat, Inc.(a)(b)(c)	82,935	5,833,648
Yelp, Inc.(a)(b)	164,900	6,081,512
		81,535,573

Telecommunication Services 4.62%
GCI Liberty, Inc. - Class A(a)(b)(c)	371,362	17,866,226

TOTAL COMMON STOCKS
(Cost $318,836,570)		350,198,527

PREFERRED STOCKS 3.26%
Annaly Capital Management, Inc.
Series G, 6.500%(b)(c)	65,000	1,578,850

	Shares	Value
PREFERRED STOCKS (continued)
Ares Management LP
Series A, 7.000%(b)	147,000	$3,939,600
PennyMac Mortgage Investment Trust
Series B, 3M US L + 5.99%(b)(c)(h)	70,000	1,766,100
Summit Hotel Properties, Inc.
Series E, 6.250%(b)(c)	116,000	2,732,960
Two Harbors Investment Corp.
Series C, 3M US L + 5.011%(b)(c)(h)	105,000	2,578,800
		12,596,310

TOTAL PREFERRED STOCKS
(Cost $12,189,550)		12,596,310

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 29.40%
Bank of America Corp.
10/21/2022, 2.503%(b)	$2,500,000	2,392,219
Series V, Perpetual Maturity, 3M US L + 3.387%(h)(i)	5,000,000	5,081,250
Biogen, Inc.
09/15/2020, 2.900%(b)	20,000	19,923
BP Capital Markets PLC
09/19/2022, 2.520%(b)	2,000,000	1,934,062
Citigroup, Inc.
Series N, Perpetual Maturity, 3M US L + 4.0932%(b)(h)(i)	8,000,000	8,210,000
Citizens Financial Group, Inc.
Series B, Perpetual Maturity, 3M US L + 3.003%(h)(i)	2,000,000	2,018,000
Discovery Communications LLC
06/15/2022, 3.500%(b)(d)	3,000,000	2,963,147
DR Horton, Inc.
12/01/2020, 2.550%(b)	3,000,000	2,937,463
Exelon Corp.
12/01/2020, 5.150%(b)	2,900,000	2,989,070
Goldman Sachs Group, Inc.
Series P, Perpetual Maturity, 3M US L + 2.874%(b)(h)(i)	4,000,000	3,745,000
Hercules Capital, Inc.
10/23/2022, 4.625%(b)(c)	3,000,000	2,989,296
Huntington Ingalls Industries, Inc.
11/15/2025, 5.000%(b)(d)	2,250,000	2,351,925
Jackson National Life Global Funding
04/29/2021, 2.250%(b)(c)(d)	4,160,000	4,031,871
JPMorgan Chase & Co.
Series I, Perpetual Maturity, 3M US L + 3.47%(b)(h)(i)	6,000,000	6,033,900
Series Z, Perpetual Maturity, 3M US L + 3.80%(b)(h)(i)	4,000,000	4,080,000
Lennar Corp.
01/15/2022, 4.125%	4,000,000	3,980,000
Lockheed Martin Corp.
11/23/2020, 2.500%	2,000,000	1,974,867

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS (continued)
Main Street Capital Corp.
12/01/2022, 4.500%(b)	$3,750,000	$3,696,560
Morgan Stanley
Series H, Perpetual Maturity, 3M US L + 3.61%(h)(i)	5,500,000	5,589,375
New York Life Global Funding
06/10/2022, 3M US L + 0.52%(d)(h)	4,000,000	4,024,461
People's United Bank National Association
07/15/2024, 4.000%	4,000,000	3,960,469
Philip Morris International, Inc.
08/22/2022, 2.500%(b)	1,600,000	1,542,074
PNC Bank National Association
11/05/2020, 2.450%(b)	2,000,000	1,964,834
Solar Capital, Ltd.
01/20/2023, 4.500%(b)	2,500,000	2,395,698
Southwest Airlines Co.
11/16/2022, 2.750%(b)	3,000,000	2,910,690
Tencent Holdings, Ltd.
Series REGS, 05/02/2019, 3.375%(b)	4,000,000	4,011,093
01/19/2023, 2.985%(b)(d)	3,000,000	2,914,475
Toronto-Dominion Bank
Series GMTN, 12/14/2020, 2.500%(b)(c)	3,332,000	3,278,900
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(b)	4,250,000	4,179,497
Visa, Inc.
12/14/2022, 2.800%(b)	1,750,000	1,719,259
Wells Fargo & Co.
Series MTN, 07/22/2022, 2.625%(b)(c)	5,000,000	4,829,300
Series K, Perpetual Maturity, 3M US L + 3.77%(b)(h)(i)	3,750,000	3,785,437
Welltower, Inc.
04/01/2019, 4.125%(b)(c)	5,033,000	5,059,290

TOTAL CORPORATE BONDS
(Cost $115,258,593)		113,593,405

ASSET/MORTGAGE BACKED SECURITIES 2.59%
Federal National Mortgage Association - REMICS
Series 2017-16, Class NA, 03/25/2047, 3.000%(b)	2,188,944	2,077,362
SBA Small Business Investment Companies
Series 2013-10B, Class 1, 09/10/2023, 3.644%	2,289,010	2,312,309
Series 2016-10A, Class 1, 03/10/2026, 2.507%	1,450,038	1,405,356
Series 2018-10A, Class 1, 03/10/2028, 3.187%	4,250,000	4,212,709

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $10,196,967)		10,007,736

Description and	Principal
Maturity Date	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 11.97%
U.S. Treasury Bonds
08/15/2026, 6.750%(b)	$4,250,000	$5,414,268
11/15/2026, 6.500%(b)	3,150,000	3,976,260
08/15/2029, 6.125%(b)	3,375,000	4,371,877
02/15/2038, 4.375%(b)	4,000,000	4,800,078
U.S. Treasury Notes
02/28/2019, 1.375%(b)	5,000,000	4,974,121
04/30/2019, 1.625%(b)	5,000,000	4,972,754
10/31/2019, 1.500%	6,000,000	5,923,477
07/31/2020, 2.000%(b)	6,000,000	5,921,836
01/31/2021, 2.125%	6,000,000	5,910,820

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $47,316,766)		46,265,491

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 7.74%
Money Market Funds 4.91%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.786% 7-day yield)	18,956,713	18,956,713

U.S. Treasury Bills 2.83%
U.S. Treasury Bills
09/20/2018, 0.550%(j)	$6,000,000	5,984,313
12/06/2018, 0.922%(b)(j)	5,000,000	4,964,281
		10,948,594
TOTAL SHORT-TERM INVESTMENTS
(Cost $29,908,604)		29,905,307

Total Investments - 145.59%
(Cost $533,707,050)		562,566,776

Liabilities in Excess of Other Assets - (45.59%)(k)		(176,156,041)

NET ASSETS - 100.00%		$386,410,735

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (11.07%)
Consumer Staples (1.31%)
Walgreens Boots Alliance, Inc.	(75,000)	(5,071,500)

Financials (2.92%)
Deutsche Bank AG	(324,100)	(4,232,746)
Mediobanca Banca di Credito Finanziario SpA	(234,969)	(2,440,978)
Societe Generale S.A.	(50,570)	(2,253,599)
UniCredit SpA	(131,733)	(2,335,894)
		(11,263,217)

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Health Care (0.84%)
Editas Medicine, Inc.	(52,800)	$(1,570,272)
McKesson Corp.	(13,300)	(1,670,480)
		(3,240,752)

Industrials (1.56%)
Stericycle, Inc.	(50,900)	(3,555,874)
Triumph Group, Inc.	(117,725)	(2,454,566)
		(6,010,440)

Information Technology (2.77%)
Extreme Networks, Inc.	(178,600)	(1,518,100)
International Business Machines Corp.	(49,100)	(7,116,063)
Manhattan Associates, Inc.	(43,300)	(2,083,596)
		(10,717,759)

Materials (1.67%)
Albemarle Corp.	(68,700)	(6,471,540)

TOTAL COMMON STOCKS
(Proceeds $42,993,276)		(42,775,208)

EXCHANGE TRADED FUNDS (0.49%)
United States Natural Gas Fund LP	(82,200)	(1,874,982)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $2,475,245)		(1,874,982)

TOTAL SECURITIES SOLD SHORT
(Proceeds $45,468,521)		$(44,650,190)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of July 31, 2018 was 2.35%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of July 31, 2018, the aggregate value of those securities was $413,731,825, representing 107.07% of net assets. (See Note 1 and Note 2).
(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2018.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2018, these securities had an aggregate value of $21,593,487 or 5.59% of net assets.

(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2018, these securities had a total value of $5,307,608 or 1.37% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board. (See Note 1).
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of July 31, 2018, these securities had an aggregate value of $5,307,608 or 1.37% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Credit Suisse	Housing Development Finance Corp.	$1,063,964	170 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$1,590,441	$526,477
Morgan Stanley	Housing Development Finance Corp.	8,000,581	225 bps + 1D FEDEF	1 D FEDEF	07/12/2019	10,801,457	2,800,876
Credit Suisse	Indiabulls Housing Finance	5,141,354	187 bps + 1M LIBOR	1 M LIBOR	12/31/2020	6,338,324	1,196,970
Credit Suisse	Larsen & Toubro, Ltd.	3,250,457	217 bps + 1M LIBOR	1 M LIBOR	12/31/2020	5,926,653	2,676,196
Morgan Stanley	Larsen & Toubro, Ltd.	2,267,287	225 bps + 1D FEDEF	1 D FEDEF	07/12/2019	2,768,493	501,206
Credit Suisse	Mahindra & Mahindra, Ltd.	3,470,932	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	4,383,198	912,266
Morgan Stanley	Mahindra & Mahindra, Ltd.	6,905,454	225 bps + 1D FEDEF	1 D FEDEF	07/12/2019	7,768,496	863,042
Morgan Stanley	Sociedad Quimica	(4,794,520)	1 D FEDEF - 266 bps	1 D FEDEF	02/03/2020	(4,735,287)	59,233
		$25,305,509				$34,841,775	$9,536,266

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Morgan Stanley	Banco Santander SA	$(2,292,917)	1D FEDEF - 50 bps	1 D FEDEF	05/18/2020	$(2,319,141)	$(26,224)
Morgan Stanley	Midea Group Co., Ltd.	5,309,761	250 bps + 1D FEDEF	1 D FEDEF	05/26/2020	5,117,735	(192,026)
		$3,016,844				$2,798,594	$(218,250)
		$28,322,353				$37,640,369	$9,318,016

For Fund compliance purposes, each Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

Clough Global FundS

Notes to Quarterly Statement of Investments

JULY 31, 2018 (unaudited)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non- diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification Topic (“ASC”) 946 – Investment Companies.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including preferred stocks, exchange traded funds, closed-end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of July 31, 2018, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$6,533,847	$–	$–	$6,533,847
Energy	1,395,730	–	294,467	1,690,197
Financials	34,742,815	–	–	34,742,815
Health Care	6,272,183	–	–	6,272,183
Industrials	3,215,594	–	–	3,215,594
Information Technology	14,563,012	–	–	14,563,012
Telecommunication Services	802,798	–	–	802,798
Closed-End Funds	1,272,356	–	–	1,272,356
Preferred Stocks	6,286,480	–	–	6,286,480
Corporate Bonds	–	42,945,108	–	42,945,108
Asset/Mortgage Backed Securities	–	3,901,989	–	3,901,989
Government & Agency Obligations	–	10,341,279	–	10,341,279
Short-Term Investments
Money Market Funds	6,971,211	–	–	6,971,211
TOTAL	$82,056,026	$57,188,376	$294,467	$139,538,869

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$2,355,261	$–	$2,355,261

Liabilities
Securities Sold Short
Common Stocks	(8,603,191)	–	–	(8,603,191)
Exchange Traded Funds	(468,745)	–	–	(468,745)
Total Return Swap Contracts**	–	(54,990)	–	(54,990)
TOTAL	$(9,071,936)	$2,300,271	$–	$(6,771,665)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$28,001,688	$–	$–	$28,001,688
Consumer Staples	798,506	–	–	798,506
Energy	2,174,494	–	490,253	2,664,747
Financials	64,901,934	–	–	64,901,934
Health Care	27,944,295	–	1,599,999	29,544,294
Industrials	7,281,177	–	–	7,281,177
Information Technology	43,444,650	–	–	43,444,650
Telecommunication Services	7,717,854	–	–	7,717,854
Closed-End Funds	2,062,089	–	–	2,062,089
Preferred Stocks	7,696,975	–	–	7,696,975
Corporate Bonds	–	2,527,025	–	2,527,025
Government & Agency Obligations	–	12,282,099	–	12,282,099
Short-Term Investments
Money Market Funds	21,512,764	–	–	21,512,764
U.S. Treasury Bills	–	3,732,766	–	3,732,766
TOTAL	$213,536,426	$18,541,890	$2,090,252	$234,168,568

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$4,274,792	$–	$4,274,792

Liabilities
Securities Sold Short
Common Stocks	(22,905,550)	–	–	(22,905,550)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	(748,738)	–	–	(748,738)
Total Return Swap Contracts**	–	(188,532)	–	(188,532)
TOTAL	$(23,654,288)	$4,086,260	$–	$(19,568,028)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$47,398,585	$–	$–	$47,398,585
Consumer Staples	1,928,658	–	–	1,928,658
Energy	5,294,884	–	1,207,608	6,502,492
Financials	126,557,519	–	–	126,557,519
Health Care	47,308,572	–	4,100,000	51,408,572
Industrials	17,000,902	–	–	17,000,902
Information Technology	81,535,573	–	–	81,535,573
Telecommunication Services	17,866,226	–	–	17,866,226
Preferred Stocks	12,596,310	–	–	12,596,310
Corporate Bonds	–	113,593,405	–	113,593,405
Asset/Mortgage Backed Securities	–	10,007,736	–	10,007,736
Government & Agency Obligations	–	46,265,491	–	46,265,491
Short-Term Investments
Money Market Funds	18,956,713	–	–	18,956,713
U.S. Treasury Bills	–	10,948,594	–	10,948,594
TOTAL	$376,443,942	$180,815,226	$5,307,608	$562,566,776

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$9,536,266	$–	$9,536,266

Liabilities
Securities Sold Short
Common Stocks	(42,775,208)	–	–	(42,775,208)
Exchange Traded Funds	(1,874,982)	–	–	(1,874,982)
Total Return Swap Contracts**	–	(218,250)	–	(218,250)
TOTAL	$(44,650,190)	$9,318,016	$–	$(35,332,174)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Dividend and Income Fund

Investments in Securities	Balance as of October 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2018
Common Stocks	$773,744	$–	$(479,277)	$–	$–	$–	$–	$294,467	$(479,277)
Total	$773,744	$–	$(479,277)	$–	$–	$–	$–	$294,467	$(479,277)

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2018
Common Stocks	$1,596,923	$–	$(70,805)	$1,599,999	$–	$––	$(1,035,865)	$2,090,252	$(797,939)
Total	$1,596,923	$–	$(70,805)	$1,599,999	$–	$––	$(1,035,865)	$2,090,252	$(797,939)

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2018
Common Stocks	$3,939,237	$–	$(161,131)	$4,100,000	$–	$–	$(2,570,498)	$5,307,608	$(1,965,512)
Total	$3,939,237	$–	$(161,131)	$4,100,000	$–	$–	$(2,570,498)	$5,307,608	$(1,965,512)

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at July 31, 2018:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range/Premium
Clough Global Dividend and Income Fund	Energy	$294,467	Comparable Company Approach	Implied Premium	17.51%
				Projected EV/EBITDA Multiple	0.00x – 0.00x
				Projected EV/Revenue Multiple	0.00x – 1.36x
				Adjusted Net Asset Value	0.34x – 2.38x
Clough Global Equity Fund	Energy	$490,253	Comparable Company Approach	Implied Premium	17.51%
				Projected EV/EBITDA Multiple	0.00x – 0.00x
				Projected EV/Revenue Multiple	0.00x – 1.36x
				Adjusted Net Asset Value	0.34x – 2.38x
	Health Care	$1,599,999	Recent Financings	Transaction Price	N/A
Clough Global Opportunities Fund	Energy	$1,207,608	Comparable Company Approach	Implied Premium	17.51%
				Projected EV/EBITDA Multiple	0.00x – 0.00x
				Projected EV/Revenue Multiple	0.00x – 1.36x
				Adjusted Net Asset Value	0.34x – 2.38x
	Health Care	$4,100,000	Recent Financings	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Implied Premium	Increase	Decrease
Projected EV/EBITDA Multiple	Increase	Decrease
Projected EV/Revenue Multiple	Increase	Decrease
Adjusted Net Asset Value	Increase	Decrease
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds: Each Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

There was no written option or purchased option activity for the period ended July 31, 2018.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Each Fund held no futures contracts at the end of the period.

Swaps: During the period each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the period ended July 31, 2018, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. As of and during the period ended July 31, 2018, each Fund held no warrants or rights.

Restricted and Illiquid Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

The Funds may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

The restricted securities held at July 31, 2018 are identified below and are also presented in the Funds' Statement of Investments:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Fair Value

Clough Global Dividend and Income Fund	Fairway Energy LP	0.31%	6/30/2015	130,700	$1,307,000	$294,467
Total		0.31%			$1,307,000	$294,467

Clough Global Equity Fund	Centrexion Therapeutics	0.45%	12/18/2017	416,666	749,999	$749,999
	Fairway Energy LP	0.29%	6/30/2015	217,600	2,176,000	490,253
	Gossamer Biosciences	0.51%	7/20/2018	264,246	850,000	850,000
Total		1.25%			$3,775,999	$2,090,252

Clough Global Opportunities Fund	Centrexion Therapeutics	0.63%	12/18/2017	1,361,111	2,450,000	$2,450,000
	Fairway Energy LP	0.31%	6/30/2015	536,000	5,360,000	1,207,608
	Gossamer Biosciences	0.43%	7/20/2018	512,948	1,650,000	1,650,000
Total		1.37%			$9,460,000	$5,307,608

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2. CommitTed facility agreement

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund is currently borrowing the maximum commitment covered by the agreement. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On July 31, 2018, the pledged collateral was valued at $101,107,934, $165,886,875 and $386,670,421 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Agreement was amended on November 2, 2017, to decrease the Maximum Commitment Financing, effective November 15, 2017, to $55,000,000, $85,000,000 and $207,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. Prior to November 15, 2017 the Maximum Commitment Financing was $72,000,000, $113,000,000 and $292,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the period ended July 31, 2018, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $55,414,286, $86,057,143 and $208,547,619, respectively, and the average interest rate for the borrowings was 2.72%. As of July 31, 2018, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $55,000,000, $85,000,000 and $207,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on July 31, 2018, was 3.05%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re- register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either
(1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of July 31, 2018, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $48,370,751, $73,612,886 and $179,459,470, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended July 31, 2018.

Item 2 - Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3 – Exhibits.

(a)	Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	September 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	September 27, 2018

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	September 27, 2018